UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

COMMUNITY FIRST BANKSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19368	46-0391436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Main Avenue Fargo, North Dakota		58124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (701) 298-5600

ITEM 1.                                                     Not Applicable

ITEM 2.                                                     Not Applicable.

ITEM 3.                                                     Not Applicable.

ITEM 4.                                                     Not Applicable.

ITEM 5.                                                     Not Applicable.

ITEM 6.                                                     Not Applicable.

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS.

99.1                           Slides of presentation at an investor conference given by Mark Anderson, Chief Executive Officer at the US Bancorp Piper Jaffray Financial Services Conference on October 28, 2003, at the Palace Hotel, New York, New York.

ITEM 8.                                                     Not Applicable.

ITEM 9.                                                     REGULATION FD DISCLOSURE.

Community First Bankshares, Inc. (the “Company”) is furnishing as Exhibit 99.1 a copy of a slide presentation that the Company’s Chief Executive Officer delivered on October 28, 2003, in New York City.  These slides will be available on the Company’s website at www.communityfirst.com under “Investor Relations”.

The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

ITEM 10.                                              Not Applicable.

ITEM 11.                                              Not Applicable.

ITEM 12.                                              Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY FIRST BANKSHARES, INC.

Dated: October 28, 2003	By	/s/ Mark A. Anderson
Mark A. Anderson, Chief Executive Officer